UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2007

MYRIAD GENETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Wakara Way

Salt Lake City, Utah 84108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 584-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

On December 4, 2007, Myriad Genetics, Inc. announced that it has submitted an Investigational New Drug (IND) application to the United States Food and Drug Administration to begin human clinical trials with its drug candidate, Vivecon™ (MPC-9055), for the treatment of AIDS. The information in the press release dated December 4, 2007 is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 99.1 hereto.

ITEM 9.01	Financial Statements and Exhibits.

(d)

Exhibit Number	Description
99.1	The Registrant’s press release dated December 4, 2007 concerning the submission of an Investigational New Drug (IND) application to the United States Food and Drug Administration to begin human clinical trials with its drug candidate, Vivecon, for the treatment of AIDS.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD GENETICS, INC.

Date: December 4, 2007	By:	/s/ Peter D. Meldrum
Peter D. Meldrum
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	The Registrant’s press release dated December 4, 2007 concerning the submission of an Investigational New Drug (IND) application to the United States Food and Drug Administration to begin human clinical trials with its drug candidate, Vivecon, for the treatment of AIDS.

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